UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 2, 2026
(Date of earliest event reported)

BBCMS Mortgage Trust 2026-5C42
(Central Index Key Number 0002135998)

(Exact name of issuing entity)

Barclays Capital Real Estate Inc.

(Central Index Key Number 0001549574)

(Exact name of sponsor as specified in its charter)

Starwood Mortgage Capital LLC

(Central Index Key Number 0001548405)

(Exact name of sponsor as specified in its charter)

KeyBank National Association

(Central Index Key Number 0001089877)

(Exact name of sponsor as specified in its charter)

Zions Bancorporation, N.A.

(Central Index Key Number 0000109380)

(Exact name of sponsor as specified in its charter)

German American Capital Corporation

(Central Index Key Number 0001541294)
(Exact name of sponsor as specified in its charter)

Goldman Sachs Mortgage Company

(Central Index Key Number 0001541502)

(Exact name of sponsor as specified in its charter)

Argentic Real Estate Finance 2 LLC

(Central Index Key Number 0001968416)

(Exact name of sponsor as specified in its charter)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

(Exact name of sponsor as specified in its charter)

Societe Generale Financial Corporation

(Central Index Key Number 0001755531)

(Exact name of sponsor as specified in its charter)

Barclays Commercial Mortgage Securities LLC
(Central Index Key Number 0001541480)

(Exact name of registrant as specified in its charter)

Delaware	333 286968-08	27-010880
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

745 Seventh Avenue New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 412-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On June 2, 2026, Barclays Capital Inc. (“Barclays”), Citigroup Global Markets Inc. (“CGMI”), Deutsche Bank Securities Inc. (“DBSI”), Goldman Sachs & Co. LLC (“GS&Co.”), KeyBanc Capital Markets Inc. (“KeyBanc”), SG Americas Securities, LLC (“SGAS”), Bancroft Capital, LLC (“Bancroft”) and Drexel Hamilton, LLC (“Drexel” and, together in such capacity with Barclays, CGMI, DBSI, GS&Co., KeyBanc, SGAS and Bancroft, the “Underwriters”) entered into an agreement with Barclays Commercial Mortgage Securities LLC (the “Registrant”) and Barclays Capital Real Estate Inc. ("BCREI"), dated as of June 2, 2026 (the “Underwriting Agreement”), an executed version of which is attached hereto as Exhibit 1.1, with respect to the sale of the Public Certificates (as defined below) scheduled to occur on June 24, 2026 (the “Closing Date”). The Public Certificates will have an aggregate initial principal amount of $570,184,000.

The Registrant also entered into an agreement to sell the Private Certificates, having an aggregate initial principal amount of $63,354,007, to Barclays, CGMI, DBSI, GS&Co., KeyBanc, SGAS, Bancroft and Drexel (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of June 2, 2026 (the “Certificate Purchase Agreement”), among the Registrant, BCREI and the Initial Purchasers. The Private Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On the Closing Date, Barclays Commercial Mortgage Securities LLC (the “Depositor”) will cause the issuance of the BBCMS Mortgage Trust 2026-5C42, Commercial Mortgage Pass-Through Certificates, Series 2026-5C42 (the “Certificates”), pursuant to a pooling and servicing agreement, dated and effective as of June 1, 2026, an executed version of which is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among the Registrant, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The Certificates will consist of the following classes, designated as (i) Class A-1, Class A-2, Class A-3, Class X-A, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) Class X-B, Class X-D, Class X-E, Class X-F, Class D, Class E, Class F, Class G-RR and Class R Certificates (the “Private Certificates”).

Several Mortgage Loans that are among the assets of the Issuing Entity are part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
Marriott Savannah Riverfront	4.5	N/A
ONX Industrial Campus	4.6	N/A
Franklin 8 Pack	4.7	N/A(1)

Pinnacle Tower	4.8	4.2
Haimov Miami Portfolio	4.9	N/A
Hunter Portfolio Tranche 2	4.10	4.3
535 & 545 5th Avenue	4.11	4.4
2104 Ryer Avenue	4.12	N/A
(1)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

KeyBank National Association (“KeyBank”) has been appointed as a primary servicer with respect to nine (9) Mortgage Loans, representing approximately 14.3% of the initial pool balance, pursuant to that certain Primary Servicing Agreement, dated as of June 1, 2026 and attached hereto as Exhibit 99.10, by and between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and KeyBank, as primary servicer.

The Certificates represent, in the aggregate, the entire beneficial ownership in BBCMS Mortgage Trust 2026-5C42 (the “Issuing Entity”), a common law trust fund to be formed on June 24, 2026 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of thirty-seven commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”). The Mortgage Loans will be acquired by the Registrant from (i) Barclays Capital Real Estate Inc. (“BCREI”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated and effective as of June 24, 2026, among the Registrant and BCREI (the “Barclays Mortgage Loan Purchase Agreement”), (ii) Starwood Mortgage Capital LLC (“Starwood”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated and effective as of June 24, 2026, between the Registrant and Starwood (the “Starwood Mortgage Loan Purchase Agreement”), (iii) KeyBank pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated and effective as of June 24, 2026, among the Registrant and KeyBank (the “KeyBank Mortgage Loan Purchase Agreement”), (iv) Zions Bancorporation, N.A. (“Zions”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated and effective as of June 24, 2026, between the Registrant and Zions (the “Zions Mortgage Loan Purchase Agreement”), (v) German American Capital Corporation (“GACC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated and effective as of June 24, 2026, between the Registrant and GACC (the “GACC Mortgage Loan Purchase Agreement”), (vi) Goldman Sachs Mortgage Company (“GSMC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated and effective as of June 24, 2026, between the Registrant and GSMC (the “GSMC Mortgage Loan Purchase Agreement”), (vii) Argentic Real Estate Finance 2 LLC (“AREF2”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.7 and dated and effective as of June 24, 2026, between the Registrant and AREF2 (the “AREF2 Mortgage Loan Purchase Agreement”), (viii) Citi Real Estate Funding Inc. (“CREFI”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.8 and dated and effective as of June 24, 2026, between the Registrant and CREFI (the “CREFI Mortgage Loan Purchase Agreement”) and (ix) Societe Generale Financial Corporation (“SGFC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.9 and dated and effective as of June 24, 2026, between the Registrant and SGFC.

The Public Certificates and the Mortgage Loans are more particularly described in the prospectus, dated June 2, 2026 (the “Prospectus”) and as filed with the Securities and Exchange Commission on June 4, 2026. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of June 2, 2026.

The related registration statement (file no. 333-286968) was originally declared effective on May 23, 2025.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of June 2, 2026, among Barclays Commercial Mortgage Securities LLC, as depositor, Barclays Capital Inc., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, KeyBanc Capital Markets Inc., SG Americas Securities, LLC, Bancroft Capital, LLC and Drexel Hamilton, LLC, as underwriters, and Barclays Capital Real Estate Inc.

Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of June 1, 2026, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.2	Pooling and Servicing Agreement, dated as of May 1, 2026, among Citigroup Commercial Mortgage Securities Inc., as depositor, Trimont LLC, as master servicer, LNR Partners, LLC, as special servicer, Citibank, N.A., as certificate administrator, Wilmington Savings Fund Society, FSB, as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.3	Pooling and Servicing Agreement, dated and effective as of May 1, 2026, among Barclays Commercial Mortgage Securities LLC, as depositor, Trimont LLC, as master servicer, CWCapital Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee and BellOak, LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.4	Pooling and Servicing Agreement, dated as of February 1, 2026, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as trustee, certificate administrator, paying agent and as custodian, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.5	Agreement Between Noteholders, dated as of March 26, 2026, by and between Barclays Capital Real Estate Inc., as the Note A-1 Holder, Barclays Capital Real Estate Inc, as the Note A-2 Holder and Barclays Capital Real Estate Inc. as the Note A-3 Holder.

Exhibit 4.6	Agreement Between Noteholders, dated as of April 15, 2026, among Starwood Mortgage Capital LLC, as Initial SMC Note A Holder and Barclays Capital Real Estate Inc., as Initial Barclays Note A Holder.

Exhibit 4.7	Agreement Between Noteholders, dated as of May 6, 2026, by and between Barclays Capital Real Estate Inc. as Initial Note A-1 Holder, Barclays Capital Real Estate Inc., as Initial Note A-2 Holder and Barclays Capital Real Estate Inc., as Initial Note A-3 Holder.

Exhibit 4.8	Agreement Between Noteholders, dated as of May 8, 2026, by and between Goldman Sachs Bank USA, as Initial Note A-1 Holder, Goldman Sachs Bank USA, as Initial A-2 Holder and Goldman Sachs Bank USA, as Initial A-3 Holder.

Exhibit 4.9	Co-Lender Agreement, dated as of May 20, 2026, by and among Starwood Mortgage Funding III LLC, as Initial Note A-1 Holder and Starwood Mortgage Funding III LLC as Initial Note A-2 Holder.

Exhibit 4.10	Agreement Between Note Holders, dated as of April 17, 2026, by and between Barclays Capital Real Estate Inc., as Note A-1 Holder and Barclays Capital Real Estate Inc., as Note A-2 Holder.

Exhibit 4.11	Co-Lender Agreement, dated as of January 9, 2026, between DBR Investments Co. Limited, as Note A-1 Holder, Note A-2 Holder, Note A-3 Holder, Note A-4 Holder, Note A-5 Holder, Note A-6 Holder and Note A-7 Holder and Societe Generale Financial Corporation, as Note A-8 Holder, Note A-9 Holder, Note A-10 Holder, Note A-11 Holder and Note A-12 Holder.

Exhibit 4.12	Agreement Between Note Holders, dated as of December 30, 2025, by and between Zions Bancorporation, N.A., as Initial Note A-1 Holder and Zions Bancorporation, N.A., as Initial Note A-2 Holder.

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated June 2, 2026.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective as of June 24, 2026, among Barclays Capital Real Estate Inc., as seller and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective as of June 24, 2026, between Starwood Mortgage Capital LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective as of June 24, 2026, among KeyBank National Association, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective as of June 24, 2026, between Zions Bancorporation, N.A., as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.5	Mortgage Loan Purchase Agreement, dated and effective as of June 24, 2026, between German American Capital Corporation, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.6	Mortgage Loan Purchase Agreement, dated and effective as of June 24, 2026, between Goldman Sachs Mortgage Company, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.7	Mortgage Loan Purchase Agreement, dated and effective as of June 24, 2026, between Argentic Real Estate Finance 2 LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.8	Mortgage Loan Purchase Agreement, dated and effective as of June 24, 2026, between Citi Real Estate Funding Inc., as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.9	Mortgage Loan Purchase Agreement, dated and effective as of June 24, 2026, between Societe Generale Financial Corporation, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.10	Primary Servicing Agreement, dated as of June 1, 2026, by and between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and KeyBank National Association, as primary servicer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 4, 2026	Barclays Commercial Mortgage Securities LLC (Registrant)

	By:	/s/ Daniel Schmidt
		Name:	Daniel Schmidt
		Title:	Authorized Signatory